Fees and Expenses - Putnam Emerging Markets ex-China ETF	Aug. 30, 2024
Prospectus [Line Items]
Expenses Restated to Reflect Current [Text]	Management fees of the fund have been restated to reflect a decrease in the fund’s management fee rate effective on July 1, 2025.
Operating Expenses Caption [Optional Text]	Annual fund operating expenses (expenses you pay each year as a percentage of the value of your investment)
Expense Example [Heading]	Example
Expense Example Narrative [Text Block]
The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.